EX-99 d(2)(g)

AMENDMENT NO. [__]
TO
AMENDED AND RESTATED MASTER INTERGROUP SUB-ADVISORY CONTRACT
FOR MUTUAL FUNDS

This Amendment effective as of [February 13, 2023], amends the Amended and Restated Master Intergroup Sub-Advisory Contract (the "Contract"), dated July 1, 2020, among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers"), as follows:
W I T N E S S E T H:

WHEREAS, the parties desire to amend the Contract to add Invesco SMA Municipal Bond Fund;
NOW, THEREFORE, the parties agree as follows;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

"EXHIBIT A

Funds
Invesco American Franchise Fund
Invesco Capital Appreciation Fund
Invesco Core Plus Bond Fund
Invesco Discovery Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate ESG Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Income Advantage U.S. Fund
Invesco Master Loan Fund
Invesco NASDAQ 100 Index Fund
Invesco Senior Floating Rate Fund
Invesco Short Term Municipal Fund
Invesco S&P 500 Index Fund
Invesco Short Duration High Yield Municipal Fund
Invesco SMA Municipal Bond Fund”

2.	All other terms and provisions of the Contract not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By:

Name:	Jeffrey H. Kupor

Title:	Senior Vice President & Secretary

INVESCO CANADA LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO HONG KONG LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser

By:

Name:

Title: